                                                                   Exhibit 99.12

BAFC 05-2 - PRICE/YIELD - 1A14

Balance     $20,000,000.00    Delay              24            WAC(1)   5.92626      WAM(1)        356
Coupon      5.5               Dated              3/1/2005      NET(1)   5.66876      WALA(1)         3
Settle      3/31/2005         First Payment      4/25/2005

Price                                        1                  2                 3                  4                 5
                                         Yield              Yield             Yield              Yield             Yield

                  100-22.000             5.450              5.338             5.123              4.963             4.775
                  100-23.000             5.446              5.332             5.110              4.946             4.752
                  100-24.000             5.443              5.325             5.097              4.929             4.729
                  100-25.000             5.440              5.319             5.084              4.911             4.707
                  100-26.000             5.436              5.312             5.072              4.894             4.684
                  100-27.000             5.433              5.306             5.059              4.877             4.661
                  100-28.000             5.430              5.299             5.046              4.859             4.638
                  100-29.000             5.426              5.293             5.033              4.842             4.615
                  100-30.000             5.423              5.286             5.021              4.825             4.593
                  100-31.000             5.420              5.280             5.008              4.807             4.570
                  101-00.000             5.417              5.273             4.995              4.790             4.547
                  101-01.000             5.413              5.267             4.982              4.773             4.524
                  101-02.000             5.410              5.261             4.970              4.755             4.502

       Spread @ Center Price                81                106               118                115               114
                         WAL            14.868              5.956             2.700              1.931             1.446
                    Mod Durn              9.37               4.75              2.42               1.78              1.35
            Principal Window     Apr05 - Sep29      Apr05 - Aug18     Apr05 - Jun10      Apr05 - Sep08     Apr05 - Sep07

                    CMT_10YR             4.523              4.523             4.523              4.523             4.523
                      Prepay             0 PSA            100 PSA           300 PSA            500 PSA           800 PSA
         Optional Redemption           Call (N)           Call (N)          Call (N)           Call (N)          Call (N)

                 Yield Curve Mat   6MO   2YR   3YR   5YR  10YR  30YR
                             Yld 3.068 3.711 3.903 4.175 4.523 4.826

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an
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